Janus Henderson Sustainable Multi-Asset Allocation Fund

Schedule of Investments (unaudited)

March 31, 2023

Shares		Value
Investment Companies£– 104.8%
Exchange-Traded Funds (ETFs) – 96.9%
Janus Henderson International Sustainable Equity	33,107	$599,237
Janus Henderson Net Zero Transition Resources	12,669	295,425
Janus Henderson Sustainable & Impact Core Bond	28,858	1,236,101
Janus Henderson Sustainable Corporate Bond	4,510	186,898
Janus Henderson U.S. Sustainable Equity	47,845	1,009,883
		3,327,544
Money Markets – 7.9%
Janus Henderson Cash Liquidity Fund LLC, 4.7988%ºº	271,175	271,229
Total Investments (total cost $3,472,502) – 104.8%		3,598,773
Liabilities, net of Cash, Receivables and Other Assets – (4.8)%		(166,214)
Net Assets – 100%		$3,432,559

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 3/31/23
Investment Companies - 104.8%
Exchange-Traded Funds (ETFs) - 96.9%
Janus Henderson International Sustainable Equity	$1,393	$-	$43,813	$599,237
Janus Henderson Net Zero Transition Resources	1,178	(1,283)	(768)	295,425
Janus Henderson Sustainable & Impact Core Bond	8,858	-	10,429	1,236,101
Janus Henderson Sustainable Corporate Bond	2,876	(3,462)	4,219	186,898
Janus Henderson U.S. Sustainable Equity	1,659	(3,424)	68,568	1,009,883
Total Exchange-Traded Funds (ETFs)	$15,964	$(8,169)	$126,261	$3,327,544
Money Markets - 7.9%
Janus Henderson Cash Liquidity Fund LLC, 4.7988%ºº	3,943	1	10	271,229
Total Affiliated Investments - 104.8%	$19,907	$(8,168)	$126,271	$3,598,773

(1) For securities that were affiliated for a portion of the period ended March 31, 2023, this column reflects amounts for the entire period ended March 31, 2023 and not just the period in which the security was affiliated.

	Value at 8/16/22	Purchases	Sales Proceeds	Value at 3/31/23
Investment Companies - 104.8%
Exchange-Traded Funds (ETFs) - 96.9%
Janus Henderson International Sustainable Equity	-	555,424	-	599,237
Janus Henderson Net Zero Transition Resources	-	308,486	(11,010)	295,425
Janus Henderson Sustainable & Impact Core Bond	-	1,225,672	-	1,236,101
Janus Henderson Sustainable Corporate Bond	-	251,282	(65,141)	186,898
Janus Henderson U.S. Sustainable Equity	-	992,157	(47,418)	1,009,883
Money Markets - 7.9%
Janus Henderson Cash Liquidity Fund LLC, 4.7988%ºº	-	3,042,034	(2,770,816)	271,229

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company

ºº	Rate shown is the 7-day yield as of March 31, 2023.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2023.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Investment Companies	$3,327,544	$271,229	$-

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds. There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual shareholder report.

125-35-70494 05-23